Caterpillar Financial Asset Trust, 1995-A
                                                 Exhibit 99-1
Statement for Certificateholders Pursuant to Section 5.06(a)
                                                    25-Jun-96
Distribution Date:

( i )  Amount of principal being paid on Notes:
                                                         0.00
(a)  Class A-1 Notes, CUSIP NO 149114AD2:           0.0000000
       per $1,000 original principal amount:
                                                15,710,662.41
(b)  Class A-2 Notes, CUSIP NO 149114AE0:          89.7752138
       per $1,000 original principal amount:
                                                         0.00
(c)  Class A-3 Notes, CUSIP NO 149114AF7:           0.0000000
       per $1,000 original principal amount:
                                                   654,610.93
(d)  Certificates, CUSIP NO 149114AG5:            35.64361950
       per $1,000 original principal amount:
                                                16,365,273.34
(e)  Total:

(ii)  Amount of interest being paid or distributed:
                                                         0.00
(a)  Class A-1 Notes, CUSIP NO 149114AD2:           0.0000000
        per $1,000 original principal amount:
                                                   777,300.55
(b)  Class A-2 Notes, CUSIP NO 149114AE0:           4.4417174
        per $1,000 original principal amount:
                                                   791,458.50
(c)  Class A-3 Notes, CUSIP NO 149114AF7:           5.2500000
        per $1,000 original principal amount:
                                                    93,767.38
(d) Certificates, CUSIP NO 149114AG5:              5.10564170
        per $1,000 original principal amount:
                                                 1,662,526.43
(e)  Total:

(iii)  Amount of prepayment premium being paid or distributed:
                                                         0.00
(a)  Class A-1 Notes, CUSIP NO 149114AD2:           0.0000000
        per $1,000 original principal amount:
                                                         0.00
(b)  Class A-2 Notes, CUSIP NO 149114AE0:           0.0000000
        per $1,000 original principal amount:
                                                         0.00
(c)  Class A-3 Notes, CUSIP NO 149114AF7:           0.0000000
        per $1,000 original principal amount:
                                                         0.00
(d) Certificates, CUSIP NO 149114AG5:              0.00000000
        per $1,000 original principal amount:
                                                         0.00
(e)  Total:

                                               304,745,404.06
(iv) Pool Balance at end of related collection period:

(v) After giving effect to distributions on this Distribution
                                                         0.00
(a) (i)   outstanding principal amount of Clas     0.00000000
      (ii)  Class A-1 Note Pool Factor:
                                               137,200,920.70
(b) (i)   outstanding principal amount of Clas     0.78400526
      (ii)  Class A-2 Note Pool Factor:
                                               150,754,000.00
(c) (i)   outstanding principal amount of Clas     1.00000000
      (ii)  Class A-3 Note Pool Factor:
                                                16,790,483.36
(d) (i)  Certificate Balance:                      0.91424321
     (ii)  Certificate Pool Factor:
                                                   267,592.23
(vi)  Amount of Servicing Fee paid:
                                                       500.00
(vii) Amount of Administration Fee paid:
                                                 1,314,722.20
(viii) Aggregate Purchase Amounts for Collection Period:
                                                    99,613.43
(ix) Aggregate Amount of Realized Losses

(x) Specified Reserve Account Balance at end o  14,475,406.69
            related collection period:


Caterpillar Financial Asset Trust, 1995-A
                                                 Exhibit 99-2
Statement for Noteholders pursuant to Section 5.06(a)
                                                    25-Jun-96
Distribution Date:

( i )  Amount of principal being paid on Notes:
                                                         0.00
(a)  Class A-1 Notes, CUSIP NO 149114AD2:          0.00000000
       per $1,000 original principal amount:
                                                15,710,662.41
(b)  Class A-2 Notes, CUSIP NO 149114AE0:         89.77521375
       per $1,000 original principal amount:
                                                         0.00
(c)  Class A-3 Notes, CUSIP NO 149114AF7:          0.00000000
       per $1,000 original principal amount:
                                                15,710,662.41
(d)  Total:


(ii)  Amount of  interest being paid or distributed:
                                                         0.00
(a)  Class A-1 Notes, CUSIP NO 149114AD2:          0.00000000
        per $1,000 original principal amount:
                                                   777,300.55
(b)  Class A-2 Notes, CUSIP NO 149114AE0           4.44171741
        per $1,000 original principal amount:
                                                   791,458.50
(c)  Class A-3 Notes, CUSIP NO 149114AF7:          5.25000000
        per $1,000 original principal amount:
                                                 1,568,759.05
(d)  Total:


(iii)  Amount of  prepayment premium being paid or distributed
                                                         0.00
(a)  Class A-1 Notes, CUSIP NO 149114AD2:          0.00000000
        per $1,000 original principal amount:
                                                         0.00
(b)  Class A-2 Notes, CUSIP NO 149114AE0           0.00000000
        per $1,000 original principal amount:
                                                         0.00
(c)  Class A-3 Notes, CUSIP NO 149114AF7:          0.00000000
        per $1,000 original principal amount:
                                                         0.00
(d)  Total:


                                               304,745,404.06
(iv) Pool Balance at end of related collection period:

(v) After giving effect to distributions on this Distribution
                                                         0.00
(a) (i)   outstanding principal amount of Clas      0.0000000
      (ii)  Class A-1 Note Pool Factor:
                                               137,200,920.70
(b) (i)   outstanding principal amount of Clas      0.7840053
      (ii)  Class A-2 Note Pool Factor:
                                               150,754,000.00
(c) (i)   outstanding principal amount of Clas      1.0000000
      (ii)  Class A-3 Note Pool Factor:
                                                16,790,483.36
(d) (i)  Certificate Balance:                       0.9142432
     (ii)  Certificate Pool Factor:
                                                   267,592.23
(vi)  Amount of Servicing Fee paid:
                                                       500.00
(vii) Amount of Administration Fee paid:
                                                 1,314,722.20
(viii) Aggregate Purchase Amounts for Collection Period:
                                                    99,613.43
(ix) Aggregate Amount of Realized Losses

(x) Specified Reserve Account Balance at end o  14,475,406.69
            related collection period:

Caterpillar Financial Asset Trust, 1995-A        Exhibit 99-3

$115,000,000 Class A-1 5.85% Asset Backed (CUSIP NO 149114AD2)
$175,000,000 Class A-2 6.10% Asset Backed (CUSIP NO 149114AE0)
$150,754,000 Class A-3 6.30% Asset Backed (CUSIP NO 149114AF7)
$18,365,445 6.45% Asset Backed Certificates(CUSIP NO 149114AG5)

Servicing Certificate/Statement to Noteholders and Certificate

Distribution Date                                   25-Jun-96
Collection Period Month Begin                       01-May-96
Collection Period Month End                         31-May-96

Original Pool Balance                          459,119,445.00
Beginning Pool Balance                         321,110,677.40
Ending Pool Balance                            304,745,404.06

Total Interest Collections                       2,293,336.42
Total Principal Collections                     14,741,631.72
Warranty Repurchases:
    Contracts deferred beyond A-3 maturity dat           0.00
Administrative Repurchases         (See List)    1,314,722.20
Liquidation Proceeds                               209,305.99
Reinvestment Income                                 85,124.10

TOTAL COLLECTIONS FOR THE COLLECTION PERIOD     18,644,120.43

Miscellaneous Data
    Aggregate Scheduled Amounts 31 - 60 days p   6,895,799.10
    Aggregate Scheduled Amounts 61 days or mor   9,263,965.83
    Net Losses on Liquidated Receivables This       99,613.43
    Number of Loans at Beginning of Per                 5,267
    Number of Loans at End of Period                    5,149
    Repossessed Equipment not Sold or Reassign   1,797,756.91
    Repossessed Equipment not Sold or Reassign   1,616,977.33


Calculation of Distributable Amounts
Original Class A-1 Principal Balance           115,000,000.00
Class A-1 Note Beginning Principal Balance               0.00
Class A-1 Noteholders' Principal Carryover Sho           0.00
A-1 Noteholders' share of the Principal Distri         100.00%
Class A-1 Noteholders' Principal Distributable           0.00

Original Class A-2 Principal Balance           175,000,000.00
Class A-2 Note Beginning Principal Balance     152,911,583.10
A-2 Noteholders' Percentage                             96.00%
Class A-2 Noteholders' Principal Carryover Sho           0.00
A-2 Noteholders' share of Principal Distributi          96.00%
Class A-2 Noteholders' Principal Distributable  15,710,662.41

Original Class A-3 Principal Balance           150,754,000.00
Class A-3 Note Beginning Principal Balance     150,754,000.00
A-3 Noteholders' Percentage                             96.00%
Class A-3 Noteholders' Principal Carryover Sho           0.00
A-3 Noteholders' share of Principal Distributi          96.00%
Class A-3 Noteholders' Principal Distributable           0.00

Original Certificate Principal Balance          18,365,445.00
Certificate Beginning Principal Balance         17,445,094.30
Certificateholders' Principal Carryover Shortf           0.00
Certificateholders' Principal Distributable Am     654,610.93

Total Beginning Principal Balance of Notes and 321,110,677.40

Allocation of Total Distribution Amount (TDA)
Interest Distribution Amount  (IDA)              2,278,847.09
Principal Distribution Amount  (PDA)            16,365,273.34
Total Distribution Amount  (TDA)                18,644,120.43

Servicing Fee Shortfall (Beginning of Period)            0.00
Servicing Fees Accrued during this Peri  1.00%     267,592.23
Servicing Fees Paid this Period from TD            267,592.23
Servicing Fee Shortfall (End of Period)                  0.00

Administration Fee Shortfall (Beginning of Period)       0.00
Administration Fees Accrued during this Period         500.00
Administration Fees Paid this Period from TDA          500.00
Administration Fee Shortfall (End of Peiod)              0.00

Total Distribution Amount Remaining             18,376,028.20

A-1 Noteholders' Interest Carryover Shortfall            0.00
Interest Due (in Arrears) on Above Beginning S           0.00
A-1 Noteholders' Prepayment Premium                      0.00
A-1 Noteholders' Interest Distributable  5.85%           0.00
A-1 Noteholders' Interest Paid this Period fro           0.00
Prelim. A-1 Noteholders' Interest Carryover Sh           0.00

A-2 Noteholders' Interest Carryover Shortfall            0.00
Interest Due (in Arrears) on Above Beginning S           0.00
A-2 Noteholders' Prepayment Premium                      0.00
A-2 Noteholders' Interest Distributable  6.10%     777,300.55
A-2 Noteholders' Interest Paid this Period fro     777,300.55
Prelim. A-2 Noteholders' Interest Carry                  0.00

A-3 Noteholders' Interest Carryover Shortfall            0.00
Interest Due (in Arrears) on Above Beginning S           0.00
A-3 Noteholders' Prepayment Premium                      0.00
A-3 Noteholders' Interest Distributable  6.30%     791,458.50
A-3 Noteholders' Interest Paid this Period fro     791,458.50
Prelim. A-3 Noteholders' Interest Carry                  0.00

Noteholders' Interest Carryover Shortfall (Beg)          0.00
Interest Due (in Arrears) on Above Beginning S           0.00
Noteholders' Prepayment Premium                          0.00
Noteholders' Interest Distributable Amount       1,568,759.05
Noteholders' Interest Paid this Period from TD   1,568,759.05
Prelim. Noteholders' Interest Carryover Shortf           0.00

Total Distribution Amount Remaining             16,807,269.15

Class A-1 Noteholders' Principal Carryover Sho           0.00
A-1 Noteholders' Principal Distributable Amoun           0.00
A-1 Noteholders' Principal Paid this Period fr           0.00
Prelim. Class A-1 Noteholders' Principal Carry           0.00

Total Distribution Amount Remaining             16,807,269.15

Class A-2 Noteholders' Principal Carryover Sho           0.00
A-2 Noteholders' Principal Distributable Amount 15,710,662.41 A-2 Noteholders' Principal Paid this Period fr 15,710,662.41
Prelim. Class A-2 Noteholders' Principal Carry           0.00

Total Distribution Amount Remaining              1,096,606.74

Class A-3 Noteholders' Principal Carryover Sho           0.00
A-3 Noteholders' Principal Distributable Amoun           0.00
A-3 Noteholders' Principal Paid this Period fr           0.00
Prelim. Class A-3 Noteholders' Principal Carry           0.00

Total Distribution Amount Remaining              1,096,606.74

Certificateholders' Interest Carryover Shortfall         0.00
Interest Due (in Arrears) on Above Beginning S           0.00
Certificateholders' Prepayment Premium                   0.00
Certificateholders' Earned Interest      6.45%      93,767.38
Certificateholders' Interest Paid this Period       93,767.38
Prelim. Certificateholders' Interest Carryover           0.00

Total Distribution Amount Remaining              1,002,839.36

Certificateholders' Principal Carryover Shortf           0.00
Certificateholders' Principal Distributable Am     654,610.93
Certificateholders' Principal Paid this Period     654,610.93
Prelim. Certificateholders' Principal Carryove           0.00

Total Distribution Amount Remaining                348,228.43

Distributions to/from Reserve Account
Reserve Account Balance at beginning of         15,252,757.18
Deposit to Reserve Account from Excess Collect     348,228.43

Distribute from Reserve Account to Noteholders           0.00
Adjustment to A-1 Interest Carryover Shortfall           0.00
Adjustment to A-2 Interest Carryover Shortfall           0.00
Adjustment to A-3 Interest Carryover Shortfall           0.00
Adjustment to A-1 Principal Carryover Shortfal           0.00
Adjustment to A-2 Principal Carryover Shortfal           0.00
Adjustment to A-3 Principal Carryover Shortfal           0.00

Reserve Account Balance Remaining               15,600,985.61

Distribute from Reserve Account to Certificate           0.00
Adjustment to Certificateholders' Interest Car           0.00
Adjustment to Certificateholders' Principal Ca           0.00

Reserve Account Balance Remaining               15,600,985.61

Cumulative Realized Losses since 1-Aug-95 (Cut      97,695.21
Are Cum. Realized Losses > 2.25% of Initial Po NO
(12 x Realized Losses) + Repos at end of Colle   2,812,338.49
((12 x Realized Losses) + Unliq. Repos)>2.00%  NO
Aggregate Scheduled Amounts 60 days or more pa   9,263,965.83
Are >60 day Delinquencies > 3.75% of Ending Po NO
Is any one of the three conditions "YES"?      NO

Class A-1 Note Principal Balance (End of Per)            0.00
Class A-2 Note Principal Balance (End of Per) 137,200,920.70 Class A-3 Note Principal Balance (End of Per) 150,754,000.00 Certificate Principal Balance (End of Period) 16,790,483.36 Total Principal Balance of Notes and Certifica 304,745,404.06

Specified Reserve Account Balance               14,475,406.69
Greater of:
      4.75% of  Ending Pool Balance             14,475,406.69
      Floor (Min. Outstanding Note and Certifi  11,477,986.13

Reserve Account Balance Remaining               15,600,985.61
Excess Reserve Account Balance                   1,125,578.91
Release from Reserve Account to Seller           1,125,578.91
Release from Reserve Account to A-2 Noteholder           0.00
Release from Reserve Account to A-3 Noteholder           0.00
Ending Reserve Account Balance (after distribu  14,475,406.69
Net Change in Reserve Account Balance            (777,350.48)

Ending Balances/Factors
Class A-1 Interest Carryover Shortfall  (End)            0.00
Class A-2 Interest Carryover Shortfall  (End)            0.00
Class A-3 Interest Carryover Shortfall  (End)            0.00

Noteholders' Interest Carryover Shortfall (End)          0.00
Class A-1 Principal Carryover Shortfall  (End)           0.00
Class A-2 Principal Carryover Shortfall  (End)           0.00
Class A-3 Principal Carryover Shortfall  (End)           0.00

Certificateholders' Interest Carryover Shortfa           0.00
Certificateholders' Principal Carryover Shortf           0.00

Class A-1 Note Principal Balance (End of Per)            0.00
Class A-2 Note Principal Balance (End of Per)  137,200,920.70
Class A-3 Note Principal Balance (End of Per)  150,754,000.00

Certificate Principal Balance (End of Period)   16,790,483.36
Total Principal Balance of Notes and Certifica 304,745,404.06

Class A-1 Note Pool Factor (End of Period)          0.0000000
Class A-2 Note Pool Factor (End of Period)          0.7840053
Class A-3 Note Pool Factor (End of Period)          1.0000000

Certificate Pool Factor (End of Period)             0.9142432
Total Notes & Certificates Pool Factor (End of Per) 0.6637606

Specified Reserve Account Balance (after distr) 14,475,406.69
Administrative Repurchases

Caterpillar Financial Asset Trust, 1995-A   Administrative Rep

                                     -              25-Jun-96

                  Receivable Reference   Principal Repurchase

                           001-0019293              22,226.23
                           001-0021066              44,454.11
                           001-0017906              73,807.16
                           001-0011357              35,546.24
                           001-0015023             106,438.29
                           001-0015370              76,910.73
                           001-0016905              32,472.58
                           001-0006954             117,802.91
                           001-0008122             124,614.45
                           001-0009544              83,791.65
                           001-0024171              18,139.16
                           001-0015427              62,103.91
                           001-0016038              38,833.90
                           001-0025459              41,238.35
                           001-0018072              60,142.67
                           001-0018103               4,679.59
                           001-0018114              33,527.20
                           001-0018116              32,754.03
                           001-0018117              66,144.59
                           001-0018119              92,684.37
                           001-0018122              21,650.74
                           001-0018124              82,944.49
                           001-0010797              14,107.34
                           001-0014080              27,707.51

                     Total Repurchases           1,314,722.20